UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 12, 2026

STIMCELL ENERGETICS INC.

(Exact name of registrant as specified in its charter)

NV	000-54500	38-3939625
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

555 - 1130 Pender Street, West Vancouver, British Columbia		V6E 4A4
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:		(844) 238-2692

820 – 1130 Pender Street, West

Vancouver, British Columbia V6E 4A4

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 1.01ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On March 12, 2026, StimCell Energetics Inc. (the “Company”) entered into an Advisory Services Agreement (the “Agreement”) with Stonegate Capital Partners, Inc. ("Stonegate") to provide research coverage and institutional investor outreach services.

Pursuant to the Agreement, Stonegate will deliver comprehensive services including quarterly updated research, ongoing investor relations consultation and representation and coordination of targeted institutional investor meetings.

As compensation for the initial twelve-month term, the Company will issue 250,000 shares of its common stock to Stonegate. After twelve months from the effective date of the Agreement, either party may cancel and terminate this Agreement with thirty days' written notice to the other party at any time.

Stonegate is a leading research and investor outreach firm with over 50 years in business, 100+ clients, and a proven track record of amplifying public company stories to a global audience through best-in-class targeting, analytics, a dedicated sales desk, and relationships with 750 investment firms and 1,250 individual contacts across 15 countries and 35 cities.

ITEM 3.02UNREGISTERED SALES OF EQUITY SECURITIES

On March 19, 2026, the Company issued 250,000 shares of its common stock to Stonegate as consideration for the services provided under the Advisory Services Agreement, as further described in Item 1.01 of this Current Report of Form 8-K.

The shares are being issued pursuant to the provisions available under the Rule 506(b) of Regulation D of the Act on the basis that the subscriber is an “accredited investor” as that term is defined under Regulation D of the Act.

ITEM 7.01REGULATION FD DISCLOSURE

On March 19, 2026, the Company issued an informational news release (the “Release”) announcing the signing of an Advisory Services Agreement with Stonegate Capital Partners, Inc., as further described in Item 1.1 of this Current Report on Form 8-K. A copy of the Release is attached to this Current Report on Form 8-K as Exhibit 99.1.

The information furnished pursuant to Item 7.01 of this Current Report on Form 8-K and Exhibit 99.1 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, unless the Company specifically states that the information is to be considered “filed” under the Exchange Act or incorporates it by reference into a filing under the Securities Act of 1933, as amended, or the Exchange Act.

ITEM 9.01FINANCIAL STATEMENTS AND EXHIBITS.

(d)Exhibits

The following exhibits are provided with this Current Report:

Exhibit Number	Description of Exhibit
10.1	Advisory Services Agreement between the Company and Stonegate Capital Partners, Inc. dated March 12, 2026.
99.1	News release dated March 19, 2026.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STIMCELL ENERGETICS INC.

Date: March 19, 2026

By: /s/ David Jeffs
David Jeffs,
Chief Executive Officer